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                                                                    Exhibit 10.2

RECORDING REQUESTED BY:                      )
                                             )
First American Title Insurance Company       )
                                             )
WHEN RECORDED MAIL TO:                       )
                                             )
BROBECK, PHLEGER &                           )
    HARRISON LLP                             )
12390 El Camino Real                         )
San Diego, CA  92130                         )
Attention:  W. Scott Biel, Esq.              )
                                             )
                                             )
--------------------------------------------------------------------------------
                                                (Space above for Recorder's Use)


                  DEED OF RECONVEYANCE AND TERMINATION OF LEASE
                  ---------------------------------------------

     WHEREAS, SIPEX CORPORATION, a Massachusetts corporation, is the lessee ("Lessee"), UBS LEASE FINANCE LLC, a Delaware limited liability company is the beneficiary ("Lessor"), and FIRST AMERICAN TITLE GUARANTY COMPANY is the trustee, in connection with that certain Lease Supplement No. 1 and Memorandum of Lease and Deed of Trust dated as of March 13, 1998 (the "Deed of Trust and Memorandum"), which Deed of Trust and Memorandum was recorded on March 13, 1998 in the Official Records of Santa Clara County, California, as Document No. 14095401;

     WHEREAS, the Deed of Trust and Memorandum supplements and secures Lessee's obligations under, and provides record notice of, that certain Master Lease between Lessor and Lessee, dated as of March 13, 1998 (the "Lease"), which was assigned to UBS AG, Stamford Branch (as successor to Union Bank of Switzerland, acting through its New York Branch) ("Assignee") pursuant to that certain Assignment of Lease and Rent by Lessor to Assignee, dated March 13, 1998 (the "Assignment"), which Assignment was recorded on March 13, 1998 in the Official Records of Santa Clara County, California, as Document No. 14095402;

     WHEREAS, the Deed of Trust and Memorandum and the Assignment encumber certain real and personal property located in the City of Milpitas, County of Santa Clara, State of California (the "Property") more particularly described on Exhibit "A" attached hereto and incorporated herein;

     WHEREAS, Lessee, Lessor and Assignee desire to terminate the Lease; and

     WHEREAS, Lessee, Lessor and Assignee desire to cause Trustee to execute a reconveyance to reconvey the Property from the lien and security interest granted to Lessor by said Deed of Trust and Memorandum, as such security interest has been assigned to Assignee pursuant to the Assignment;


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     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessee, Lessor and Assignee hereby agree as follows:

     1. SUBSTITUTION OF TRUSTEE AND RECONVEYANCE OF PROPERTY. Lessor hereby substitutes itself as Trustee under said Deed of Trust and Memorandum and does hereby remise, grant, release and reconvey, without warranty, to the person or persons legally entitled thereto, all of the estate and interest derived by the Trustee in and to the Property described therein. This reconveyance shall be effective as of the date of recordation of this Deed of Reconveyance and Termination of Lease in the Official Records of Santa Clara County, California (the "Effective Date").

     2. TERMINATION OF LEASE AND RELEASE OF ASSIGNMENT. The Lease shall terminate, and Assignee does hereby release all of its right, title and interest in the Property, the Lease and in all other rights granted by Lessor pursuant to the Assignment, including the option to purchase set forth in that certain Lease Supplement No. 1 and Memorandum of Lease and Deed of Trust dated and recorded March 13, 1998, under Series No. 14095401 in the Official Records of Santa Clara County Recorder's Office, effective as of the Effective Date, and all of the parties to the Lease and the Assignment shall be fully and unconditionally released and discharged from their respective obligations arising thereunder after the Effective Date. Lessor and Assignee hereby acknowledge and agree that they shall have no further right, title or interest in or to the Property after the Effective Date.

     3. NO PREVIOUS ASSIGNMENT. Lessor and Assignee each represent and warrant that it has not heretofore assigned or transferred or purported to transfer or assign to any person, firm or corporation the Lease, the lien of the Deed of Trust and Memorandum or any of its other rights, title or interests in the Property, except as expressly contained in the Assignment

     4. GENERAL PROVISIONS.

          a. ENTIRE AGREEMENT. This Deed of Reconveyance and Termination of Lease contains all of the covenants, conditions and agreements between the parties and shall supersede all prior correspondence, agreements and understandings, both oral and written.

          b. GOVERNING LAW. This Deed of Reconveyance and Termination of Lease shall be construed and enforced in accordance with California law.

          c. COUNTERPARTS. This Deed of Reconveyance and Termination of Lease may be executed in any number of counterparts each of which shall be deemed an original and all of which together shall comprise but a single instrument.


                           [Signature Pages Attached]


                                       2
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        [Signature Page to Deed of Reconveyance and Termination of Lease]


Dated: _____________, ______                 LESSOR:

                                             UBS LEASE FINANCE LLC, a Delaware
                                             limited liability company


                                             By: _______________________________

                                                 Name: _________________________

                                                       Its: ____________________


STATE OF ___________________       )
                                   ) ss
COUNTY OF __________________       )


On ________________, 2001, before me, _____________________________, a Notary
Public in and for said County and State, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be _______________________________ whose name is subscribed to the within instrument as a person authorized to act on behalf of the corporation that executed the written instrument, and acknowledged to me that such corporation executed the same.
WITNESS my hand and official seal.


                                                  ______________________________
                                                  Signature


[SEAL]


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        [Signature Page to Deed of Reconveyance and Termination of Lease]


Dated: _____________, ______                 LESSEE:

                                             SIPEX CORPORATION, a Massachusetts
                                             corporation


                                             By: _______________________________

                                                 Name: _________________________

                                                       Its: ____________________


STATE OF ___________________       )
                                   ) ss
COUNTY OF __________________       )


On ________________, 2001, before me, _____________________________, a Notary
Public in and for said County and State, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be _______________________________ whose name is subscribed to the within instrument as a person authorized to act on behalf of the corporation that executed the written instrument, and acknowledged to me that such corporation executed the same.
WITNESS my hand and official seal.


                                                  ______________________________
                                                  Signature


[SEAL]


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        [Signature Page to Deed of Reconveyance and Termination of Lease]


Dated: _____________, ______                 ASSIGNEE:

                                             UBS AG, STAMFORD BRANCH (as
                                             successor to Union Bank of
                                             Switzerland, acting through its New
                                             York Branch)


                                             By: _______________________________

                                                 Name: _________________________

                                                       Its: ____________________


STATE OF ___________________       )
                                   ) ss
COUNTY OF __________________       )


On ________________, 2001, before me, _____________________________, a Notary
Public in and for said County and State, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be _______________________________ whose name is subscribed to the within instrument as a person authorized to act on behalf of the corporation that executed the written instrument, and acknowledged to me that such corporation executed the same.
WITNESS my hand and official seal.


                                                  ______________________________
                                                  Signature


[SEAL]


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                                    EXHIBIT A

                                LEGAL DESCRIPTION

REAL PROPERTY in the City of Milpitas, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 2, as shown on that certain Map entitled, "Parcel Map being a portion of Parcel 3, as shown upon that certain Parcel Map recorded in Book 493 of Maps page(s) 19 and 20, Records of Santa Clara County," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on May 24, 1989 in Book 586, at pages 37 and 38.

PARCEL TWO:

An easement for the purpose of ingress and egress, said easement being more particularly described as follows:

Being a portion of Parcel 3 as shown upon that certain Parcel Map, recorded in Book 493 of maps, at page 19 and 20, Records of Santa Clara County, being more particularly described as follows:

Commencing at a point on the Northeasterly boundary line of said Parcel 3, said point being the Southerly terminus of the course shown as "R=75 angel = 124(degrees) 50' 34" L=163.42" on said map.

Thence, from said point of commencement, along said Northeasterly boundary line of said Parcel 3, from a tangent bearing of N. 41(degrees) 25' 04" W., along a curve to the right, having a radius of 75.00 feet, through a central angle of 17(degrees) 25' 24", for an arc length of 22.81 feet; thence leaving said Northeasterly line N. 23(degrees) 59' 40" W. 75.00 feet; thence S. 66(degrees) 00' 20" W., 21.77 feet; thence N. 23(degrees) 59' 40" W., 214.85 feet to the true point of beginning; thence from said true point of beginning S. 66(degrees) 00' 20" W., 116.50 feet; thence N. 23(degrees) 59' 40" W., 12.50 feet; thence N.
66(degrees) 00' 20" E. 116.50 feet; thence, S. 23(degrees) 59' 40" E., 12.50 feet to the true point of beginning.

PARCEL THREE:

An easement for the purpose of a Private Sanitary Sewer and Private Storm Drainage, said easement being more particularly described as follows:

Being a portion of Parcel 3 as shown upon that certain Parcel Map recorded in Book 493 of Maps, at pages 19 and 20, Records of Santa Clara County, being more particularly described as follows:

Commencing at a point in a Northeasterly boundary line of said Parcel 3 said point being the Southerly terminus of the course shown as "R=75, angle = 124(degrees) 50' 34", L=163.42" on said Map.

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)


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LEGAL DESCRIPTION: (Continued)

PARCEL THREE: (Continued)

Thence from said point of commencement, along said Northeasterly boundary line of said Parcel 3, from a tangent bearing on N. 41(degrees) 25' 04" W., along a curve to the right, having a radius of 75.00 feet, through a central angle of 17(degrees) 25' 24", for an arc length of 22.81 feet; thence, leaving said Northwesterly line N. 23(degrees) 59' 40" W., 40.00 feet to a point in the line designated as "10' PSUE & PE" on said Map said point being the true point of beginning; thence, from said true point of beginning, N. 23(degrees) 59' 40" W.
35.000 feet; thence, N. 66(degrees) 00' 20" E., 35.00 feet to a point in said line designated as "10' PSUE and PE"; thence, along said line, from a tangent bearing of S. 37(degrees) 65' 59" W., along a curve to the left, having a radius of 85.00 feet, through a central angle of 33(degrees) 51' 18", for an arc length of 50.22 feet to the true point of beginning.

PARCEL FOUR:

An easement for the purpose of Private Storm Drainage, said easement being more particularly described as follows:

Being a portion of Parcel 3 as shown upon that certain Parcel Map recorded in Book 493 of Maps, at pages 19 and 20, Records of Santa Clara County, being more particularly described as follows:

Being a strip of land uniform width of 10.00 feet, measured at right angles, the center line of which is described as follows:

Commencing at a point in a Northeasterly boundary line of said Parcel 3 said point being the Southerly terminus of the course shown as "R = 75, angle 124(degrees) 50' 34", L = 163.42" on said Map.

Thence, from said point of commencement, along said Northeasterly boundary line of said Parcel 3, from a tangent bearing of N. 41(degrees) 25' 04" W., along a curve to the right, having a radius of 75.00 feet, through a central angle of 17(degrees) 25' 24", for an arc length of 22.81 feet; thence, leaving said Northwesterly line N. 23(degrees) 59' 40" W., 75.00 feet; thence, S. 66(degrees) 00' 20" W. 21.77 feet; thence N. 23(degrees) 59' 40" W., 227.35 feet; thence, S.
66(degrees) 00' 20" W., 116.50 feet; thence, N. 23(degrees) 59' 40" W., 36.25 feet to the true point of beginning; thence, from said true point of beginning
S. 54(degrees) 14' 14" W., 6.13 feet; thence. S. 72(degrees) 32' 10" W., 231.88 feet; thence, S. 11(degrees) 55' 04" E. 151.16 feet to a point in a line parallel with and 6.00 feet Northeasterly, measured at right angles, from the Southwesterly line of said parcel 3; thence, along said parallel S. 23(degrees) 59' 40" E. 447.50 feet to the intersection thereof with the adjusted lot line per City of Milpitas, Resolution N. 5318, dated July 15, 1986; said point being the terminal point of herein described center line.

PARCEL FIVE:

As easement for the purpose of Private Sanitary Sewer and Private Storm Drainage, said easement being more particularly described as follows:

Being a portion of Parcels 2 and 3 as shown upon that certain parcel Map, recorded in Book 493 of Maps at pages 19 and 20, Records of Santa Clara County, being more particularly described as follows:


(LEGAL DESCRIPTION CONTINUED ON NEXT PAGE)


                                  Page 2 of 3
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LEGAL DESCRIPTION: (Continued)

PARCEL FIVE:
Continued

Commencing at the most Southerly corner of said Parcel 3; thence from said Point of Commencement, along the Southwesterly boundary line of said Parcel 2, S. 23(degrees) 59' 40" E. 10.00 feet to the True Point of Beginning; thence, from said True Point of Beginning, leaving said line, at right angles, parallel with the Southeasterly boundary line of said Parcel 3, N. 66(degrees) 00' 20" E.,
20.00 feet; thence, at right angles parallel with the aforementioned Southwesterly boundary line, N. 23(degrees) 59' 40" W., 42.50 feet; thence, at right angles parallel with the aforementioned Southeasterly boundary line, S. 66(degrees) 00' 20" W., 20.00 feet to a point in the Southwesterly boundary of said Parcel 3; thence along said Southwesterly boundary line of said Parcel 3 and Parcel 2 at right angles, S. 23(degrees) 59' 40" E., 42.50 feet to the True Point of Beginning.

APN: 086-38-029

ARB: 86-28-13.03.06


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